UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 1, 2005

Delphi Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)

(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Today Delphi Corporation (“Delphi”) announced the election of Craig G. Naylor to its Board of Directors, effective February 1, 2005. Mr. Naylor will serve on Delphi’s Compensation Committee. A press release announcing the election and providing additional information regarding Mr. Naylor’s business experience and the strengths he brings to the Delphi Board is filed as an exhibit to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibit is being filed as part of this Report.

Exhibit
Number	Description

99 (a)	Press Release issued by Delphi dated February 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION
(Registrant)

Date:	February 1, 2005

By: /s/ JOHN D. SHEEHAN
(John D. Sheehan, Chief Accounting Officer and Controller)

Exhibit Index

Exhibit
Number	Description

99(a)	Press Release issued by Delphi dated February 1, 2005.